Exhibit 99.1

Media Contact:

Tom Rodak

Vice President, Corporate Marketing

(765) 771-5555

tom.rodak@wabashnational.com

Investor Relations:
Mike Pettit

Vice President, Finance & Investor Relations
(765) 771-5581
michael.pettit@wabashnational.com

FOR IMMEDIATE RELEASE

Wabash National Announces Strategic Realignment of Reporting Segments

LAFAYETTE, Ind. – February 27, 2015 – Wabash National Corporation (NYSE: WNC), a diversified industrial manufacturer and North America’s leading producer of semi-trailers and liquid transportation systems, today announced a realignment of the Company’s reporting segments to better leverage operational synergies across our businesses. The realignment includes transitioning Wabash Wood Products, our wood flooring operations, from its current positioning within the Diversified Products Group to inclusion within the Commercial Trailer Products segment. Wabash National will begin reporting this realignment effective with the 2014 Form 10-K filed with the Securities Exchange.

Dick Giromini, president and chief executive officer, stated, “This strategic realignment is being implemented to leverage the critical relationship between our wood flooring operations and our van trailer business, its primary customer, within Commercial Trailer Products. This revised organizational structure will help facilitate optimal decision making and ensure exceptional service for all of our customers.”

For additional information on Wabash National’s reporting segments see table following this release for unaudited quarterly operating performances as well as the Company’s 2014 Form 10-K filed February 27, 2015.

About Wabash National Corporation

Headquartered in Lafayette, Indiana, Wabash National Corporation (NYSE: WNC) is a diversified industrial manufacturer and North America’s leading producer of semi trailers and liquid transportation systems. Established in 1985, the Company specializes in the design and production of dry freight vans, refrigerated vans, platform trailers, liquid tank trailers, intermodal equipment, engineered products, and composite products. Its innovative products are sold under the following brand names: Wabash National®, Transcraft®, Benson®, DuraPlate®, ArcticLite®, Walker Transport, Walker Defense Group, Walker Barrier Systems, Walker Engineered Products, Brenner® Tank, Beall®, Garsite, Progress Tank, TST®, Bulk Tank International and Extract Technology®. To learn more, visit www.wabashnational.com.

Safe Harbor Statement

This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. Any forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

# # #

WABASH NATIONAL CORPORATION

SUPPLEMENTAL SEGMENT DISCLOSURES

(Dollars in thousands)

(Unaudited)

	2014					2013					2012

	Twelve Months Ended December 31, 2014					Twelve Months Ended December 31, 2013					Twelve Months Ended December 31, 2012
	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated
New Trailer Shipments	53,550	3,550	3,450	(3,200)	57,350	43,800	3,050	3,000	(3,050)	46,800	43,700	2,000	2,800	(2,900)	45,600
Used Trailer Shipments	3,150	150	1,550	-	4,850	4,300	100	1,300	-	5,700	3,150	100	1,550	-	4,800

Net Sales	$1,294,164	$466,238	$190,080	$(87,167)	$1,863,315	$1,082,456	$458,653	$181,486	$(86,909)	$1,635,686	$1,064,591	$321,256	$157,646	$(81,639)	$1,461,854

Gross Profit	104,800	103,379	20,728	3,727	232,634	84,182	108,627	20,122	2,192	215,123	75,252	72,093	16,757	(279)	163,823
Gross Profit %	8.1%	22.2%	10.9%		12.5%	7.8%	23.7%	11.1%		13.2%	7.1%	22.4%	10.6%		11.2%

Income (Loss) from Operations	81,141	54,879	3,785	(17,419)	122,386	57,543	59,126	2,885	(16,363)	103,191	52,242	44,573	2,922	(29,253)	70,484
Operating Margin	6.3%	11.8%	2.0%		6.6%	5.3%	12.9%	1.6%		6.3%	4.9%	13.9%	1.9%		4.8%

	Three Months Ended March 31, 2014					Three Months Ended March 31, 2013					Three Months Ended March 31, 2012
	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated
New Trailer Shipments	9,250	800	800	(900)	9,950	7,950	650	600	(600)	8,600	10,350	-	350	(450)	10,250
Used Trailer Shipments	1,700	50	400	-	2,150	650	50	300	-	1,000	600	-	400	-	1,000

Net Sales	$227,951	$108,053	$45,636	$(23,520)	$358,120	$198,344	$101,582	$40,843	$(16,540)	$324,229	$243,847	$20,914	$25,120	$(12,199)	$277,682

Gross Profit	14,995	25,754	5,381	542	46,672	12,996	23,949	4,880	361	42,186	12,771	4,632	2,479	(153)	19,729
Gross Profit %	6.6%	23.8%	11.8%		13.0%	6.6%	23.6%	11.9%		13.0%	5.2%	22.1%	9.9%		7.1%

Income (Loss) from Operations	8,760	13,397	1,050	(3,742)	19,465	6,461	11,761	873	(4,239)	14,856	7,146	3,732	(75)	(5,354)	5,449
Operating Margin	3.8%	12.4%	2.3%		5.4%	3.3%	11.6%	2.1%		4.6%	2.9%	17.8%	-0.3%		2.0%

	Three Months Ended June 30, 2014					Three Months Ended June 30, 2013					Three Months Ended June 30, 2012
	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated
New Trailer Shipments	13,900	850	950	(750)	14,950	10,700	750	850	(900)	11,400	11,750	450	650	(750)	12,100
Used Trailer Shipments	1,150	50	550	-	1,750	750	50	300	-	1,100	650	50	450	-	1,150

Net Sales	$335,943	$119,344	$51,584	$(20,850)	$486,021	$266,214	$124,416	$48,136	$(25,640)	$413,126	$281,077	$63,470	$38,171	$(20,310)	$362,408

Gross Profit	27,963	26,377	5,748	1,525	61,613	23,531	29,434	5,519	369	58,853	20,863	14,852	4,131	(165)	39,681
Gross Profit %	8.3%	22.1%	11.1%		12.7%	8.8%	23.7%	11.5%		14.2%	7.4%	23.4%	10.8%		10.9%

Income (Loss) from Operations	22,022	14,175	1,281	(3,623)	33,855	16,795	17,120	1,261	(4,724)	30,452	15,512	7,737	1,027	(15,708)	8,568
Operating Margin	6.6%	11.9%	2.5%		7.0%	6.3%	13.8%	2.6%		7.4%	5.5%	12.2%	2.7%		2.4%

	Three Months Ended September 30, 2014					Three Months Ended September 30, 2013					Three Months Ended September 30, 2012
	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated
New Trailer Shipments	14,700	850	800	(750)	15,600	11,700	850	800	(750)	12,600	11,400	700	950	(950)	12,100
Used Trailer Shipments	200	50	350	-	600	1,000	50	350	-	1,400	950	50	400	-	1,400

Net Sales	$351,951	$115,838	$45,166	$(21,258)	$491,697	$293,679	$121,436	$45,996	$(21,134)	$439,977	$281,431	$101,899	$47,633	$(25,046)	$405,917

Gross Profit	30,994	24,691	4,896	1,047	61,628	25,428	29,945	5,225	899	61,497	21,777	22,995	5,256	46	50,074
Gross Profit %	8.8%	21.3%	10.8%		12.5%	8.7%	24.7%	11.4%		14.0%	7.7%	22.6%	11.0%		12.3%

Income (Loss) from Operations	25,166	13,071	859	(4,167)	34,929	18,934	17,367	743	(3,214)	33,830	15,906	13,837	1,400	(3,907)	27,236
Operating Margin	7.2%	11.3%	1.9%		7.1%	6.4%	14.3%	1.6%		7.7%	5.7%	13.6%	2.9%		6.7%

	Three Months Ended December 31, 2014					Three Months Ended December 31, 2013					Three Months Ended December 31, 2012
	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated	Commercial Trailer Products	Diversified Products	Retail	Corporate & Eliminations	Consolidated
New Trailer Shipments	15,750	1,050	900	(850)	16,850	13,450	800	750	(800)	14,200	10,200	850	850	(800)	11,100
Used Trailer Shipments	100	50	250	-	400	1,900	50	300	-	2,250	900	-	350	-	1,250

Net Sales	$378,319	$123,003	$47,694	$(21,539)	$527,477	$324,219	$111,219	$46,511	$(23,595)	$458,354	$258,236	$134,973	$46,722	$(24,084)	$415,847

Gross Profit	30,848	26,557	4,703	613	62,721	22,227	25,299	4,498	563	52,587	19,841	29,614	4,891	(7)	54,339
Gross Profit %	8.2%	21.6%	9.9%		11.9%	6.9%	22.7%	9.7%		11.5%	7.7%	21.9%	10.5%		13.1%

Income (Loss) from Operations	25,193	14,236	595	(5,887)	34,137	15,353	12,878	8	(4,186)	24,053	13,678	19,267	570	(4,284)	29,231
Operating Margin	6.7%	11.6%	1.2%		6.5%	4.7%	11.6%	0.0%		5.2%	5.3%	14.3%	1.2%		7.0%

Note: The sum of shipments by quarter may not equal full year shipments due to rounding.